UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D. C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported):  September 25, 1998


                   SOUTHERN PACIFIC SECURED ASSETS CORPORATION
              Collaterized Asset-Backed Notes, Series 1998-H01 Trust


New York (governing law of          333-52577      PENDING
Pooling and Servicing Agreement)    (Commission    IRS EIN
(State or other                     File Number)
jurisdiction


        c/o Norwest Bank Minnesota, N.A.
        11000 Broken Land Parkway                             21044
        Columbia, MD                                         (Zip Code)
        (Address of principal executive offices)


       Registrant's telephone number, including area code:  (410) 884-2000

         c/o Norwest Bank Minnesota, N.A.
         7485 New Horizon Way                                 21703
         Frederick, MD.                                      (Zip Code)

         (Former name or former address, if changed since last report)


ITEM 5.  Other Events

On September 25, 1998 a distribution was made to holders of SOUTHERN PACIFIC SECURED ASSETS CORPORATION, Collateralized Asset-Backed Notes, Series 1998-H01 Trust.



  ITEM 7.  Financial Statements and Exhibits

        (c)  Exhibits furnished in accordance with Item 601(a) of Regulation S-K

             Exhibit Number                      Description

             EX-99.1 Monthly report distributed to Holders of Collateralized Asset-Backed Notes, Series 1998-H01 Trust, relating to the September 25, 1998 distribution.


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                    SOUTHERN PACIFIC SECURED ASSETS CORPORATION
             Collateralized Asset-Backed Notes, Series 1998-H01 Trust

              By:   Norwest Bank Minnesota, N.A., as Trustee
              By:   /s/ Sherri J. Sharps, Vice president
              By:   Sherri J. Sharps, Vice president
              Date: 9/30/98


                                INDEX TO EXHIBITS

Exhibit Number                   Description

EX-99.1 Monthly report distributed to holders of Collateralized Asset-Backed Notes, Series 1998-H01 Trust, relating to the September 25, 1998 distribution.